EXHIBIT 10.01

Execution Version

SIXTH AMENDMENT AND JOINDER

TO

LOAN AND SECURITY AGREEMENT

This Sixth Amendment and Joinder to Loan and Security Agreement (this “Sixth Amendment and Joinder”), dated as of October 6, 2022, is executed and delivered by ZEROFOX HOLDINGS, INC., a Delaware corporation, ZEROFOX HOLDINGS, LLC, a Delaware limited liability company, IDX FORWARD MERGER SUB, LLC, a Delaware limited liability company, and IDENTITY THEFT GUARD SOLUTIONS, INC., a Delaware corporation (each a “New Guarantor” and, collectively, “New Guarantors”), ZEROFOX, INC. (“Borrower”), Borrower’s subsidiaries, RBP FINANCIAL SERVICES, LLC, ZEROFOX CHILE HOLDINGS, LLC, ZEROFOX INDIA HOLDING, LLC, and VIGILANTEATI, INC. (each a “Guarantor” and, collectively, “Guarantors”; Borrower and Guarantors are each a “Loan Party” and, collectively, “Loan Parties”) and STIFEL BANK (“Bank”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to those terms in the Loan Agreement (as defined below).

RECITALS

a.
Bank and Loan Parties are parties to that certain Loan and Security Agreement dated as of January 7, 2021, as amended by the First Amendment and Joinder to Loan and Security Agreement dated as of June 7, 2021, the Waiver dated as of August 27, 2021, the Second Amendment and Waiver to Loan and Security Agreement dated as of December 8, 2021, the Third Amendment to Loan and Security Agreement dated as of December 16, 2021, the Fourth Amendment to Loan and Security Agreement dated as of February 10, 2022, and the Fifth Amendment to Loan and Security Agreement dated as of August 3, 2022, each among Loan Parties and Bank (as so amended, the “Existing Loan Agreement”).
b.
New Guarantors have read and approved the Loan Documents and have asked Bank to agree to allow New Guarantors to become parties to the Loan Documents in order to facilitate their ability to continue to operate their businesses by achieving a stronger financial base for themselves and their affiliated companies.
c.
From and after the date hereof (the “Effective Date”), New Guarantors, Loan Parties and Bank desire to amend and supplement the terms and provisions of the Existing Loan Agreement as provided herein, and the Existing Loan Agreement, as amended and supplemented by this Sixth Amendment and Joinder, and as may be hereafter further supplemented, amended, modified or restated from time to time, shall be referred to collectively as the “Loan Agreement.”

NOW, THEREFORE, in consideration of the promises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:

1.
Incorporation. The foregoing preamble and recitals are incorporated herein by this reference.
2.
Joinder and Assumption. From and after the Effective Date, each New Guarantor hereby absolutely and unconditionally:
(a)
(i) joins and becomes a party to the Loan Agreement as a Guarantor thereunder, (ii) assumes, as a joint and several obligor thereunder, all of the obligations, liabilities and indemnities of a Guarantor under the Loan Agreement and all other Loan Documents, and (iii) covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a Guarantor with respect to the Loan Agreement and the other Loan Documents and all of the representations and warranties contained in the Loan Agreement and the other Loan Documents; and

(b)
grants and pledges to Bank a continuing security interest in all of such New Guarantor’s now owned and existing and hereafter acquired and arising Collateral, as collateral security for the prompt and complete payment and performance of all of the Obligations. Each New Guarantor hereby authorizes Bank to file at any time Uniform Commercial Code financing statements in such jurisdictions and offices as Bank deems necessary in connection with the perfection of a security interest in all of such New Guarantor’s now owned and existing and hereafter acquired and arising Collateral. Each New Guarantor has read the Loan Agreement and affirmatively grants to Bank all rights to such New Guarantor’s Collateral as set forth in the Loan Agreement and the Loan Documents.

From and after the Effective Date, any reference to the term “Guarantor” in the Loan Agreement shall also include New Guarantors, and any reference to the term “Loan Party” in the Loan Agreement shall also include New Guarantors. Except as expressly provided herein, the Loan Agreement remains in full force and effect and is hereby ratified and confirmed in all respects.

3.
Amendment. The Loan Agreement is hereby amended as follows:
(a)
The following defined term is hereby added in Section 1.1 of the Loan Agreement, as follows:

“Parent” means ZeroFox Holdings, Inc., a Delaware corporation.

(b)
The following defined term in Section 1.1 of the Loan Agreement is hereby amended and restated, as follows:

“Change in Control” means a transaction in which (a) any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock of Parent then outstanding ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors of Parent, who did not have such power before such transaction, or (b) Parent ceases to own and control, directly or indirectly, all of the economic and voting rights associated with all of the outstanding capital stock or other equity interests of each other Loan Party.

(c)
Section 7.1 of the Loan Agreement is hereby amended and restated, as follows:

7.1 Dispositions. Convey, sell, lease, transfer, or otherwise dispose of (collectively, a “Transfer”), or permit any of its Subsidiaries to Transfer, all or any material part of its business or property, other than: (a) Transfers of Inventory in the ordinary course of business; (b) Transfers of non-exclusive licenses and similar arrangements for the use of the property of any Loan Party or its Subsidiaries in the ordinary course of business and licenses that could not result in a legal transfer of title of the licensed property but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States of America in the ordinary course of business; (c) Transfers of worn-out or obsolete equipment in the ordinary course of business; (d) Transfers to non-U.S. Subsidiaries that constitute Permitted Investments; (e) the sale to Citibank, N.A. or Citibank Europe PLC of Accounts of account debtor Proctor & Gamble pursuant to the P&G Receivables Purchase Agreement; (f) Investment, distribution or other Transfer of property made by a Loan Party or Subsidiary to any Loan Party (clause (a) through clause (f), collectively, the “Permitted Transfers”).

(d)
Section 7.6 of the Loan Agreement is hereby amended and restated, as follows:

7.6 Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, except that such Loan Party may (a) repurchase the stock of former employees or directors pursuant to stock repurchase agreements in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in any fiscal year, so long as an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase, (b) repurchase the stock of former employees or directors pursuant to stock repurchase agreements by the cancellation of indebtedness owed by such former employees or directors to such Loan Party regardless of whether an Event of Default exists, (c) pay dividends or make other distributions to any other Loan Party, (d) pay dividends or make other distributions to any Subsidiary of a Loan Party (that is not a Loan Party), the proceeds of which are used to pay salaries and wages in the ordinary course of business consistent with past practice, and (e) waive, release or forgive any Indebtedness owed by any employees, officers or directors in an amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate.

(e)
Exhibit A of the Loan Agreement is hereby amended and restated in its entirety in the form attached as Annex I hereto.
4.
Release.
(a)
New Guarantors and Loan Parties acknowledge that Bank would not enter into this Sixth Amendment and Joinder without New Guarantors’ and Loan Parties’ assurance hereunder. Except for the obligations arising hereafter under the Loan Agreement, New Guarantors and Loan Parties hereby absolutely discharge and release Bank, any person or entity that has obtained any interest from Bank under the Loan Agreement, and each of Bank’s and such entity’s former and present partners, stockholders, officers, directors, employees, successors, assignees, agents, and attorneys from any known or unknown claims which New Guarantors and Loan Parties now have against Bank of any nature, including any claims that New Guarantors and Loan Parties, their successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort, or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Loan Agreement or the transactions contemplated thereby.
(b)
The provisions, waivers, and releases set forth in this Section are binding upon New Guarantors’ and Loan Parties’ shareholders, members, agents, employees, assigns, and successors in interest. The provisions, waivers, and releases of this Section shall inure to the benefit of Bank and its agents, employees, officers, directors, assigns, and successors in interest.
(c)
New Guarantors and Loan Parties warrant and represent that New Guarantors and Loan Parties are the sole and lawful owners of all right, title and interest in and to all of the claims released hereby, and New Guarantors and Loan Parties have not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. New Guarantors and Loan Parties shall indemnify and hold harmless Bank from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.

(d)
The provisions of this Section shall survive payment in full of the Obligations, full performance of all of the terms of this Sixth Amendment and Joinder and the Loan Agreement, and/or Bank’s actions to exercise any remedy available under the Loan Agreement or otherwise.
5.
No Course of Dealing; Strict Performance. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by New Guarantors and Loan Parties of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
6.
Ratification; No Amendment. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Sixth Amendment and Joinder shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Loan Agreement, as in effect prior to the date hereof.
7.
Representations and Warranties; No Event of Default. New Guarantors and Loan Parties hereby represent and warrant to Bank, which representations and warranties shall survive the execution and delivery hereof, that: (a) this Sixth Amendment and Joinder is the legally valid and binding obligation of New Guarantors and Loan Parties, enforceable against New Guarantors and Loan Parties in accordance with its terms, (b) except as otherwise set forth below, each of the representations and warranties contained in the Loan Agreement, as well as all other representations and warranties contained in the other Loan Documents, are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) to the extent required under the Loan Agreement, and (c) no Event of Default has occurred and is continuing.
8.
Counterparts; Facsimile and other Electronic Transmission. This Sixth Amendment and Joinder may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Sixth Amendment and Joinder. Receipt of an executed signature page to this Sixth Amendment and Joinder by facsimile or other electronic transmission shall constitute for all purposes effective delivery thereof. Electronic records of this executed Sixth Amendment and Joinder maintained by Bank shall be deemed to be originals.
9.
Conditions to Effectiveness. As a condition to the effectiveness of this Sixth Amendment and Joinder, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)
this Sixth Amendment and Joinder, duly executed by Loan Parties and New Guarantors;
(b)
officer’s certificate of each New Guarantor with respect to incumbency and resolutions authorizing the execution and delivery of this Sixth Amendment and Joinder;
(c)
a financing statement (Form UCC-1) for each New Guarantor;
(d)
an Intellectual Property Security Agreement, duly executed by each New Guarantor;
(e)
a Perfection Certificate for each New Guarantor;
(f)
Lien and judgement searches in all applicable jurisdictions indicating that, as to each New Guarantor, except for Permitted Liens, there are no other security interests or Liens of record in such New Guarantor’s Collateral;
(g)
payment of all Bank Expenses, including Bank’s expenses for the documentation of this Sixth Amendment and Joinder and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from Borrower’s accounts;
(h)
such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
10.
Governing Law. This Sixth Amendment and Joinder shall be deemed to have been made under and shall be governed by the laws of the State of New York (without regard to choice of law principles except as set forth in Section 5-1401 of the New York General Obligations Law) in all respects, including matters of construction, validity and performance, and none of its terms or provisions may be waived, altered, modified or amended except as Bank may consent thereto in writing duly signed for and on its behalf.
11.
Post-Closing. Borrower shall deliver to Bank:
(a)
within seven (7) days after the date of this Amendment, original wet-ink signatures to the documents executed by Loan Parties referenced in Section 9 of this Sixth Amendment and Joinder, and
(b)
within thirty (30) days after the date of this Amendment, a release of security interest in intellectual property, in form and substance reasonably satisfactory to Bank, duly executed by Escalate Capital Partners SBIC III, LP.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Sixth Amendment and Joinder to be duly executed and delivered as of the date first above written.

BORROWER:

ZEROFOX, INC.

By: /s/ Timothy S. Bender

Name: Timothy S. Bender

Title: Chief Financial Officer

GUARANTORS:

RBP Financial Services, LLC

By: /s/ Timothy S. Bender

Name: Timothy S. Bender

Title: Chief Financial Officer

ZEROFOX CHILE HOLDINGS, LLC

By: /s/ Timothy S. Bender

Name: Timothy S. Bender

Title: Chief Financial Officer

ZeroFox India Holding, LLC

By: /s/ Timothy S. Bender

Name: Timothy S. Bender

Title: Chief Financial Officer

vigilanteati, inc.

By: /s/ Timothy S. Bender

Name: Timothy S. Bender

Title: Chief Financial Officer

[Signature Page to Sixth Amendment and Joinder]

NEW GUARANTORS:

ZEROFOX HOLDINGS, inc.

By: /s/ Timothy S. Bender

Name: Timothy S. Bender

Title: Chief Financial Officer

ZEROFOX HOLDINGS, LLC

By: /s/ Timothy S. Bender

Name: Timothy S. Bender

Title: Chief Financial Officer

IDX FORWARD MERGER SUB, LLC

By: /s/ Timothy S. Bender

Name: Timothy S. Bender

Title: Chief Financial Officer

IDENTITY THEFT GUARD SOLUTIONS, inc.

By: /s/ Timothy S. Bender

Name: Timothy S. Bender

Title: Chief Financial Officer

[Signature Page to Sixth Amendment and Joinder]

BANK:

STIFEL BANK

By: :/s/ James C. Binz

Name: James C. Binz

Title: Executive Vice President

[Signature Page to Sixth Amendment and Joinder]

ANNEX I

EXHIBIT A

DEBTOR: ZEROFOX, INC.

RBP FINANCIAL SERVICES, LLC

ZEROFOX CHILE HOLDINGS, LLC

ZEROFOX INDIA HOLDING, LLC

VIGILANTEATI, INC.

ZEROFOX HOLDINGS, INC.

ZEROFOX HOLDINGS, LLC

IDX FORWARD MERGER SUB, LLC

IDENTITY THEFT GUARD SOLUTIONS, INC.

SECURED PARTY: STIFEL BANK

COLLATERAL DESCRIPTION ATTACHMENT
TO LOAN AND SECURITY AGREEMENT

All personal property of each Debtor whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)
all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;
(b)
any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the New York Uniform Commercial Code, as amended or supplemented from time to time.

CERTIFICATE OF GUARANTOR

Guarantor: ZEROFOX HOLDINGS, INC.

I, the undersigned Secretary of ZEROFOX HOLDINGS, INC. (the “Company”), HEREBY CERTIFY that the Company is formed and existing under and by virtue of the laws of the State of Delaware.

I FURTHER CERTIFY that attached hereto as Attachment A and B are true and complete copies of the Certificate of Incorporation and Bylaws of the Company, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that the Directors of the Company, acting by written consent without a meeting, adopted the following resolutions (the “Resolutions”):

BE IT RESOLVED, that any one (1) of the following authorized persons of the Company, whose actual signatures are shown below:

Title	Name	Authorized Signature
Chief Executive Officer and President	James C. Foster	___________________________
Chief Financial Officer, Treasurer and Assistant Secretary	Timothy S. Bender	___________________________
_________________________	_________________________	___________________________
_________________________	_________________________	___________________________

acting for and on behalf of the Company and as its act and deed be, and they hereby are, authorized and empowered:

Guaranty. To guaranty money borrowed by the Company’s indirect subsidiary, ZEROFOX, INC. (“Borrower”), from time to time from STIFEL BANK (“Bank”) on such terms as may be agreed upon between the officers, employees, agents or authorized persons of Borrower and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Loan Documents. To execute and deliver to Bank (a) that certain Sixth Amendment and Joinder to Loan and Security Agreement dated on or about October 6, 2022, which amends that certain Loan and Security Agreement dated as of January 7, 2021 by and among Borrower, Borrower’s subsidiaries, and Bank (as amended, the “Loan Agreement”) and joins the Company to the Loan Agreement as a “Guarantor” thereunder, (b) any other agreement entered into between the Company and Bank in connection with the Loan Agreement, including any amendments, all as amended or extended from time to time (collectively with the Loan Agreement, the “Loan Documents”), and (c) one or more renewals, extensions, modifications, refinancings, consolidations or substitutions or the Loan Documents, or any portion thereof.

Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Company’s Obligations, as described in the Loan Documents.

Negotiate Items. To draw, endorse and discount with Bank all drafts, trade acceptances, promissory notes or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Company with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Letters of Credit. To execute letter of credit applications and other related documents pertaining to Bank’s issuance of letters of credit.

Corporate Credit Cards. To execute corporate credit card applications and agreements and other related documents pertaining to Bank’s provision of corporate credit cards.

Further Acts. To do and perform such other acts and things, to pay any and all fees and costs and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, and that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees and agents named above are duly elected, appointed or employed by or for the Company, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Company; and that the foregoing Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on October 6, 2022 and attest that the signatures set forth opposite the names listed above are their genuine signature.

CERTIFIED AND ATTESTED BY:

X______________________________________________

Name: Thomas P. FitzGerald

Title: Secretary of the Company

CERTIFICATE OF GUARANTOR

Guarantor: ZEROFOX HOLDINGS, LLC

I, the undersigned Secretary of ZEROFOX HOLDINGS, INC. (the “Sole Member”), the sole Member of ZEROFOX HOLDINGS, LLC (the “Company”), HEREBY CERTIFY that the Company is formed and existing under and by virtue of the laws of the State of Delaware.

I FURTHER CERTIFY that attached hereto as Attachment A and B are true and complete copies of the Certificate of Formation and Amended and Restated Limited Liability Company Agreement of the Company, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that the Company, acting by written consent of the Sole Member without a meeting, adopted the following resolutions (the “Resolutions”):

BE IT RESOLVED, that any one (1) of the following authorized persons of the Company, whose actual signatures are shown below:

Title	Name	Authorized Signature
Chief Executive Officer and President	James C. Foster	___________________________
Chief Financial Officer, Treasurer and Assistant Secretary	Timothy S. Bender	___________________________
_________________________	_________________________	___________________________
_________________________	_________________________	___________________________

acting for and on behalf of the Company, and as its act and deed be, and they hereby are, authorized and empowered:

Guaranty. To guaranty money borrowed by the Company’s affiliate, ZEROFOX, INC. (“Borrower”), from time to time from STIFEL BANK (“Bank”) on such terms as may be agreed upon between the officers, employees, agents or authorized persons of Borrower and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Loan Documents. To execute and deliver to Bank (a) that certain Sixth Amendment and Joinder to Loan and Security Agreement dated on or about October 6, 2022, which amends that certain Loan and Security Agreement dated as of January 7, 2021 by and among Borrower, Borrower’s subsidiaries, and Bank (as amended, the “Loan Agreement”) and joins the Company to the Loan Agreement as a “Guarantor” thereunder, (b) any other agreement entered into between the Company and Bank in connection with the Loan Agreement, including any amendments, all as amended or extended from time to time (collectively with the Loan Agreement, the “Loan Documents”), and (c) one or more renewals, extensions, modifications, refinancings, consolidations or substitutions or the Loan Documents, or any portion thereof.

Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Company’s Obligations, as described in the Loan Documents.

Negotiate Items. To draw, endorse and discount with Bank all drafts, trade acceptances, promissory notes or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Company with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Letters of Credit. To execute letter of credit applications and other related documents pertaining to Bank’s issuance of letters of credit.

Corporate Credit Cards. To execute corporate credit card applications and agreements and other related documents pertaining to Bank’s provision of corporate credit cards.

Further Acts. To do and perform such other acts and things, to pay any and all fees and costs and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, and that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees and agents named above are duly elected, appointed or employed by or for the Company, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Company; and that the foregoing Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on October 6, 2022 and attest that the signatures set forth opposite the names listed above are their genuine signature.

CERTIFIED AND ATTESTED BY:

ZeroFox Holdings, Inc.

By: ______________________________________________

Name: Thomas P. FitzGerald

Title: Secretary

CERTIFICATE OF GUARANTOR

Guarantor: IDX FORWARD MERGER SUB, LLC

I, the undersigned Secretary of ZEROFOX HOLDINGS, LLC. (the “Sole Member”), the sole Member of IDX FORWARD MERGER SUB, LLC (the “Company”), HEREBY CERTIFY that the Company is formed and existing under and by virtue of the laws of the State of Delaware.

I FURTHER CERTIFY that attached hereto as Attachment A and B are true and complete copies of the Certificate of Formation and Amended and Restated Limited Liability Company Agreement of the Company, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that the Company, acting by written consent of the Sole Member without a meeting, adopted the following resolutions (the “Resolutions”):

BE IT RESOLVED, that any one (1) of the following authorized persons of the Company, whose actual signatures are shown below:

Title	Name	Authorized Signature
Chief Executive Officer and President	James C. Foster	___________________________
Chief Financial Officer, Treasurer and Assistant Secretary	Timothy S. Bender	___________________________
_________________________	_________________________	___________________________
_________________________	_________________________	___________________________

acting for and on behalf of the Company, and as its act and deed be, and they hereby are, authorized and empowered:

Guaranty. To guaranty money borrowed by the Company’s affiliate, ZEROFOX, INC. (“Borrower”), from time to time from STIFEL BANK (“Bank”) on such terms as may be agreed upon between the officers, employees, agents or authorized persons of Borrower and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Loan Documents. To execute and deliver to Bank (a) that certain Sixth Amendment and Joinder to Loan and Security Agreement dated on or about October 6, 2022, which amends that certain Loan and Security Agreement dated as of January 7, 2021 by and among Borrower, Borrower’s subsidiaries, and Bank (as amended, the “Loan Agreement”) and joins the Company to the Loan Agreement as a “Guarantor” thereunder, (b) any other agreement entered into between the Company and Bank in connection with the Loan Agreement, including any amendments, all as amended or extended from time to time (collectively with the Loan Agreement, the “Loan Documents”), and (c) one or more renewals, extensions, modifications, refinancings, consolidations or substitutions or the Loan Documents, or any portion thereof.

Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Company’s Obligations, as described in the Loan Documents.

Negotiate Items. To draw, endorse and discount with Bank all drafts, trade acceptances, promissory notes or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Company with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Letters of Credit. To execute letter of credit applications and other related documents pertaining to Bank’s issuance of letters of credit.

Corporate Credit Cards. To execute corporate credit card applications and agreements and other related documents pertaining to Bank’s provision of corporate credit cards.

Further Acts. To do and perform such other acts and things, to pay any and all fees and costs and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, and that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees and agents named above are duly elected, appointed or employed by or for the Company, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Company; and that the foregoing Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on October 6, 2022 and attest that the signatures set forth opposite the names listed above are their genuine signature.

CERTIFIED AND ATTESTED BY:

ZeroFox Holdings, LLC

By: ______________________________________________

Name: Thomas P. FitzGerald

Title: Secretary

CERTIFICATE OF GUARANTOR

Guarantor: IDENTITY THEFT GUARD SOLUTIONS, INC.

I, the undersigned Secretary of IDENTITY THEFT GUARD SOLUTIONS, INC. (the “Company”), HEREBY CERTIFY that the Company is formed and existing under and by virtue of the laws of the State of Delaware.

I FURTHER CERTIFY that attached hereto as Attachment A and B are true and complete copies of the Certificate of Incorporation and Bylaws of the Company, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that the Directors of the Company, acting by written consent without a meeting, adopted the following resolutions (the “Resolutions”):

BE IT RESOLVED, that any one (1) of the following authorized persons of the Company, whose actual signatures are shown below:

Title	Name	Authorized Signature
Chief Executive Officer and President	James C. Foster	___________________________
Chief Financial Officer, Treasurer and Assistant Secretary	Timothy S. Bender	___________________________
_________________________	_________________________	___________________________
_________________________	_________________________	___________________________

acting for and on behalf of the Company and as its act and deed be, and they hereby are, authorized and empowered:

Guaranty. To guaranty money borrowed by the Company’s affiliate, ZEROFOX, INC. (“Borrower”), from time to time from STIFEL BANK (“Bank”) on such terms as may be agreed upon between the officers, employees, agents or authorized persons of Borrower and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Loan Documents. To execute and deliver to Bank (a) that certain Sixth Amendment and Joinder to Loan and Security Agreement dated on or about October 6, 2022, which amends that certain Loan and Security Agreement dated as of January 7, 2021 by and among Borrower, Borrower’s subsidiaries, and Bank (as amended, the “Loan Agreement”) and joins the Company to the Loan Agreement as a “Guarantor” thereunder, (b) any other agreement entered into between the Company and Bank in connection with the Loan Agreement, including any amendments, all as amended or extended from time to time (collectively with the Loan Agreement, the “Loan Documents”), and (c) one or more renewals, extensions, modifications, refinancings, consolidations or substitutions or the Loan Documents, or any portion thereof.

Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Company’s Obligations, as described in the Loan Documents.

Negotiate Items. To draw, endorse and discount with Bank all drafts, trade acceptances, promissory notes or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Company with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Letters of Credit. To execute letter of credit applications and other related documents pertaining to Bank’s issuance of letters of credit.

Corporate Credit Cards. To execute corporate credit card applications and agreements and other related documents pertaining to Bank’s provision of corporate credit cards.

Further Acts. To do and perform such other acts and things, to pay any and all fees and costs and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, and that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees and agents named above are duly elected, appointed or employed by or for the Company, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Company; and that the foregoing Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on October 6, 2022 and attest that the signatures set forth opposite the names listed above are their genuine signature.

CERTIFIED AND ATTESTED BY:

X______________________________________________

Name: Thomas P. FitzGerald

Title: Secretary of the Company